Exhibit 99.1
March, 2013 Smith & Wesson Investor Presentation
Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies; the Company's vision and mission; potential repurchases of the Company's common stock; anticipated sales, GAAP diluted EPS, and non-GAAP Adjusted EBITDAS for the Company; the outcome of the national discussion about how to cope with violence in our communities and its effects on the Company; the opportunities for growth of the Company; the Company's new products and product development; the demand for the Company's products and services; the Company's focus and objectives; and the Company's strategic direction and drivers for future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Business Highlights

- U.S. market leader in firearms
- 160 years of rich history
- 1,600 jobs in America – products made in America
- Iconic brand with 92% aided awareness*
  - Smith & Wesson® Brand = revolver
- Innovative product portfolio serving broad user groups
  - Revolvers, polymer pistols, metal pistols, concealed carry pistols, bolt action rifles, black powder rifles, modern sporting rifles
- Diverse sales sources:
  - Consumer: sporting goods, hunting, personal protection, concealed carry
  - Professional: international, law enforcement, government, military
- Healthy balance sheet – positive net cash
- Solid, experienced management team
- Strong strategic direction

** Survey respondents who own a firearm and do not intend to purchase in the next 12 months and respondents who intend to purchase a firearm within 12 months, whether or not they are current owners.*





Smith&Wesson®

3
Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4

Focus, Simplify, Execute

Strategy for growth – underpinned by a focus on firearms

- Consumer and professional markets
- Family of brands:
  - Smith & Wesson®
  - M&P®
  - Thompson/Center Arms™
  - Performance Center™
- M&P® as a brand and product platform: Pistols and modern sporting rifles
- Operations:
  - Ready to adapt to changing environment
  - Expand capacity and continue strong focus on flexibility
- Products: Deliver new products that meet needs, wants, and desires of professionals and consumers
- Sales: Continue to increase market share





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Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer ProductsJeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member 6

Experienced Management Team

Mario Pasantes

Sr. VP, Marketing and International Sales

Alcoa, Inc.
Coca-Cola
Pillsbury

International
Market Development
Strong Global Brands
Strategy
Customer Development

Mark Smith

VP, Manufacturing and Supply Chain Management

Alvarez & Marsal
Ecolab

Multi-Site Ops
Capacity Expansion
MPS/MRP Systems
S&OP Mgmt
Inventory Mgmt
Lean Six Sigma

Robert Cicero

VP, General Counsel, Chief Compliance Officer, and Secretary

Chemtura Corp.
Shearman & Sterling
Morgan Lewis & Bockius

Public Co Leadership
Corp Governance
Cross-border M&A
Global Compliance
Finance & Pensions
Labor & Employment

Mike Brown

VP, U.S. Sales

Camfour, Inc.
KPMG

Multiple Leadership Roles in
Hunting & Shooting Sports Industries
Sales Strategy
Team Development



Smith&Wesson

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Q3 Fiscal 2013 Highlights
(Jan. 31, 2013 – From Continuing Operations)

- Q3 Financial Results:
  - Quarterly sales of $136.2M, +38.8% Y/Y
    - Operated at essentially full capacity for the entire quarter
    - Results include holiday closures (9 days) and impact of Superstorm Sandy (2 days)
  - Raised full year fiscal 2013 financial guidance
  - Gross profit margin 36.8% versus 30.6% one year ago
  - Operating income 20.6% versus 10.5% one year ago
  - Income of $17.5M, or $0.26 per diluted share, versus income of $5.4M, or $0.08 one year ago
  - Non-GAAP Adjusted EBITDAS of $33.3M
  - Fiscal year-to-date non-GAAP Adjusted EBITAS of over $100M
  - Free cash flow of $20.4M in the quarter
- Consumer channel quarterly unit growth +35.8%
- M&P® pistols and M&P® modern sporting rifles remained popular with consumers – backlog grew
- Increased our manufacturing capacity & outsourcing capabilities
- Introduced firearm retailers and trade media to new M&P® products at SHOT Show:
  - M&P C.O.R.E.™ Performance Center™ pistol, M&P®10 modern sporting rifle
- Established common stock repurchase program in December 2012
  - Purchased $20M and authorized incremental $15M





Smith&Wesson®

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First Nine Months Highlights and Guidance (Fiscal Year 2013 - From Continuing Operations) Actual and Estimated Fiscal Year April 30 Sales (in Millions) First Nine Months Fiscal 2013 Actual:Sales $408.8M (Up 44.9% YOY)Gross Profit Margin 36.7%Operating Income 21.0%GAAP Diluted EPS $0.79Cash at Jan. 31: $62.0MNon-GAAP Adjusted EBITDAS $101.5MQ4FY13 Guidance:Sales $165.0M - $170.0M (Up 29% YOY)GAAP Diluted EPS $0.38 - $0.40Full Fiscal 2013 Guidance:Sales $575.0M - $580.0M (Up 40% YOY)GAAP Diluted EPS $1.17 - $1.19Non-GAAP Adjusted EBITDAS $148.0M - $150.0M *FY2013 EstimateNote: All financial information and guidance reflects information that we provided on March 5, 2013. We are not updatingthis information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9

Current Environment

- The tragedy in Newtown has understandably inspired an important national discussion about how to cope with violence in our communities
- The outcome of this discussion has yet to be determined - we will not speculate at this time
- We are participating in the discussion, along with the majority of our industry, through our representatives at the National Shooting Sports Foundation (NSSF)
    - We strongly support the U.S. Constitution and the Second Amendment
    - We support a comprehensive approach to preventing violence in our communities through only those efforts that we believe will make a difference
- We will continue to monitor closely the political and legislative landscape
- Smith & Wesson is a 160-year-old American company that has successfully thrived in a heavily regulated environment by complying with federal, state, and local laws
- We possess a broad range of products and a highly flexible manufacturing operation. Taken together, these allow us to be highly responsive should the market and/or legislative developments drive a change in sales mix





Smith&Wesson

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Industry: Adjusted NICS

"Background checks" indicate continuing strong year-over-year firearms sales



2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Feb'13 represents a **29.1%** increase from Feb '12
CY13
CY12
CY11
CY10
CY09

	January	February	March	April	May	June	July	August	September	October	November	December
CY'09	847,808	911,043	942,288	817,118	662,956	602,191	602,353	687,252	726,572	841,631	861,575	1,031,344
CY'10	715,309	848,036	861,408	731,955	625,763	602,908	628,125	718,971	770,310	854,563	945,463	1,133,371
CY'11	784,856	963,746	990,840	843,484	696,947	679,840	680,258	815,858	878,345	945,088	1,101,076	1,410,937
CY'12	920,840	1,266,344	1,189,152	931,658	840,412	846,437	853,355	1,042,924	1,007,259	1,118,994	1,525,177	2,237,731
CY'13	1,790,154	1,634,309										



National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions.

Source: NSSF -National Shooting Sports Foundation (Adjusted) NICS

Smith&Wesson

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Industry: Growth in Handguns, Long Guns, Permit Checks (CHART) 12

Industry: Strong Sales Indications

- Manufacturer projected sales based on excise tax collections
- Q1-Q3 2012: shipment value of handguns and long guns up 48% over prior year
- Q3 2012 (most recent available): handgun tax obligations up 45% over Q3 2011


Total Handguns & Long Guns
Total Handguns
Total Long Guns*
(in Millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Data through only third quarter calendar 2012
Q4
Q3
Q2
Q1
2006
2007
2008
2009
2010
2011
Q1-3
2012

Source: Federal Excise Tax collections on mfg sales value
*Long guns include all rifles, shotguns, and muzzle loaders



Smith&Wesson
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Pistols Driving Growth in Handguns Pistols now represent over 80% of units sold Pistols now represent over 80% of units sold Pistols now represent over 80% of units sold Source: BATF, Includes U.S. manufacturer and imports, excludes exports 14

Industry: Pistols vs. Revolvers

Pistols and revolvers have different attributes, but pistols are preferred by both professionals and consumers

Pistol advantages versus revolvers:

- Ergonomics/comfort
- High tech/cutting edge
- Modern shape
- Trigger pull
- Capacity
- Safety features

Revolver advantages versus pistols:

- Slightly better for beginners
- Easy maintenance
- Reliability



Source: 12/10 Strategic Platform and Extendibility Study



Smith&Wesson

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SWHC: Firearms Growth Drivers

Consumer Market – U.S.

- Focus on consumer trends: Concealed Carry, Personal Protection, Recreation
- Take Market Share: Polymer Pistol Unit Growth, Modern Sporting Rifles
- Maintain Robust New Product Pipeline
- Leverage Higher Performance Standards from Professional Markets

Professional Market

- Law Enforcement / Federal Government
- Military – M9 pistol replacement opportunity
- International – large orders, e.g. Belgium, Australia, Canada, Puerto Rico





Smith&Wesson®
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Major Focus: M&P® Pistol Growth

Current Situation:

- Pistols are more than 80% of handguns sold
- Compact/slim and full-size polymer pistols are increasing in popularity
- M&P® polymer pistols are highly sought after by professionals and consumers – especially M&P® Shield™

Our Focus:

- Grow M&P® pistol market share:
  - Understand the consumer better than competition and market to facilitate share gain
  - Intelligently increase capacity
- Make it easier for dealers to support the M&P® platform:
  - Strong merchandising and store programs
  - Armorer's Training and On-The-Hip Program
  - Other exciting initiatives to be released



Smith&Wesson®

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M&P(r) - Proven Performance M&P(r) - Proven Performance Strong & Marketable Differences 18

New Models for the M&P® Platform


PROVEN PERFORMANCE.
Smith&Wesson
M&P
MILITARY&POLICE
Stainless Steel Parts
Tactical Sights
Rigid Chassis System
Sear Housing Block
Recoil Spring Guide Rod
Slide and Barrel
Ergonomic Innovations
Extended Beaver Tail
Optimized 18° Grip Angle
Ambidextrous Controls
Extended Trigger Guards
Interchangeable Palmswell Grips
Reliable. Durable. Accurate.

- New products:
  - M&P® Shield™
  - M&P® Pro Series C.O.R.E.™
  - M&P®10
- Polymer pistol category
  - Protection and Recreation
  - Consumer and Professional
- Additional calibers and models for the M&P® modern sporting rifle platform:
  - 300 Whisper and .308 for Hunting
- We will only announce major new product introductions when we are ready and capable and when the timing is right:
  - Pre-stock channel
  - Coordinate new product launches with all stakeholders
  - Align accessory partners - ready-to-deliver
  - Complete marketing communications and social media plans



Smith&Wesson
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The M&P® Shield™

Designed to meet the demand for personal protection and concealed carry, the M&P® Shield features:

- Powerful 9mm or .40 S&W calibers
- Lightweight, slim one-inch profile for comfortable carry
- Compact overall length of 6.1”
- M&P® proven ergonomic design
- Thumb safety
- Includes two magazines, standard and +1
- Coordinated launch included availability of holsters, lasers, and other accessories


THE NEW M&P SHIELD™
SHIELD YOURSELF
SLIM, CONCEALABLE POWER IN 9MM & .40 S&W
Everything superior about M&P™ now comes in a lightweight carry size. Choose 9mm or .40 S&W for protection slim enough to conceal yet big enough to shoot comfortably. End to end, the striker-fired M&P SHIELD™ features true M&P advantages from ergonomic design to simple operation, durability and a lifetime service policy. Anywhere, anytime – M&P SHIELD keeps you ready.
SMITH-WESSON.COM/MPSHIELD
Reliable. Durable. Accurate.
NASDAQ: SWHC
Smith&Wesson®
MADE IN THE USA



Smith&Wesson
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The NEW M&P® Pro-Series C.O.R.E.™

M&P® Pro Series C.O.R.E.™ Pistols (Competition Optics Ready Equipment):

- Quick, custom, competition-based optics
- Crisp 4.5-pound trigger pull
- Textured interchangeable back straps to enhance and customize grip
- Accepts sights from six of the industry's top red-dot sight manufacturers - for improved accuracy and precision target acquisition
- Available in 9mm and .40 S&W
- Available in 4.25-inch or 5-inch barrel configuration


Performance Center
by Smith&Wesson
PRO SERIES
M&P 40 C.O.R.E.



Smith&Wesson
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The New M&P®10 – For Law Enforcement

New M&P®10 expands our popular line of semi-automatic modern sporting rifles for law enforcement:

- .308 WIN - also safely fires 7.62 x 51 mm
- Accurate 18-inch barrel with 1-in-10” 5R rifling
- Ambidextrous controls:
  - Safety selector lever, magazine release, and bolt release
- Patent-pending, Smith & Wesson® enhanced flash hider
- 6-position stock
- 20-round PMAG® magazine





Smith&Wesson

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The New M&P®10 – For Hunters

New M&P®10 expands our popular line of semi-automatic modern sporting rifles for hunters:

- .308 WIN - also safely fires 7.62 x 51 mm
- Accurate 18-inch barrel with 1-in-10” 5R rifling
- Ambidextrous controls:
  - Safety selector lever, magazine release, and bolt release
- Optics Ready model
- Realtree® camo finish
- Magpul® fixed rifle stock
- 5-round magazine





Smith&Wesson 23

Our Strategic Direction

- Grow sales and increase profitability
- Expand manufacturing capacity
  - Add flexible capacity, internally and externally
  - Focus on M&P® pistols
- Optimize expenses on a company-wide basis
  - Focus on improving gross margins
  - Invest in sales and marketing
- Maintain robust new product pipeline
  - Launch new products strategically
- Leverage existing product portfolio
- Leverage balance sheet: Two options
  - Invest in firearm business
  - Buy back stock and/or debt



Smith&Wesson® 24

March, 2013 Smith & Wesson Investor Presentation